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                                                                  EXHIBIT 10.4.3


                     AGREEMENT FOR ASSIGNMENT AND ASSUMPTION

                                       OF

                        EPC AGREEMENT TO TENASKA GEORGIA

         This Agreement for Assignment and Assumption of EPC Agreement (this "Agreement") entered into by and between Tenaska Georgia I, L.P., a Delaware limited partnership ("Tenaska") and Tenaska Georgia Partners, L.P., a Delaware limited partnership ("Tenaska Georgia"), this 10th day of November, 1999.

         WHEREAS, Tenaska and Zachry Construction Corporation, a Delaware corporation ("Zachry") entered into an Engineering, Procurement and Construction Agreement dated September 15, 1999, which provides for the design and construction of a dispatchable electric generating facility on a Plant Premises located in Heard County in the State of Georgia ("EPC Agreement"); and

         WHEREAS, Article 21 of the EPC Agreement provides that such agreement may be assigned to an Affiliate of Tenaska or an entity in which an Affiliate of Tenaska has an ownership interest; and

         WHEREAS, by a First Amendment to Engineering, Procurement and Assignment Agreement, dated October 8, 1999, Tenaska and Zachry have amended the EPC Agreement, such reference to the EPC Agreement when made hereinafter including such amendment; and

         WHEREAS, pursuant to Article 21 of the EPC Agreement, Tenaska desires to assign the EPC Agreement to Tenaska Georgia.

         NOW, THEREFORE, the parties agree as follows:

1. In consideration of payments received, Tenaska assigns to Tenaska Georgia all of its rights and benefits under the EPC Agreement and Tenaska further assigns and delegates all of its duties and obligations under the EPC Agreement to Tenaska Georgia.

2. Tenaska Georgia accepts the assignment from Tenaska of all rights and benefits under the EPC Agreement, and assumes all of the duties and obligations of Tenaska as contained in the EPC Agreement.

3. Notwithstanding the assignment and assumptions made in this Agreement, Tenaska retains the perpetual right for Tenaska to use any and all Drawings (as defined in the EPC Agreement) prepared by Zachry under the EPC Agreement, subject to any limitations on such use which may arise under the EPC Agreement, and for such purpose Tenaska Georgia grants and confirms such perpetual license to Tenaska to use such Drawings for any and all purposes which Tenaska may desire, including such other projects as Tenaska may determine, subject to any limitations on such use which may arise under the EPC Agreement.

4. Tenaska Georgia hereby releases Tenaska from any and all duties, obligations and liabilities under the EPC Agreement.

5. Notwithstanding this Agreement, Tenaska agrees to (a) continue to be bound by the confidentiality provisions applicable to Owner pursuant to Article 22 of the EPC Agreement (b) remain liable to Zachry under the EPC Agreement for its acts and omissions prior to the date of this Agreement and (c) be bound by the terms of the EPC Agreement, including all limitations on liability with respect to any rights or actions which may have accrued in favor of Tenaska prior to the date of this Agreement

6. This Agreement shall not become effective until a fully executed copy of this Agreement, including the Agreement and Consent of Zachry, attached hereto, is executed and delivered to Tenaska and Tenaska Georgia.

7. This Agreement shall inure to and be binding upon the successors and assigns of the parties.

8. This Agreement shall be governed by and construed according to the laws of the State of Texas.

                                            TENASKA GEORGIA I, L.P.,
                                            a Delaware limited partnership

                                            By: TENASKA GEORGIA, INC.

                                            Managing General Partner

/S/___________________     By: /S/____________________________
Witness                           Michael F. Lawler

                                            Title: Vice President of Finance
                                                   & Treasurer

                                            TENASKA GEORGIA PARTNERS, L.P.,
                                            a Delaware limited partnership

                                            By: TENASKA GEORGIA, INC.
                                            Managing General Partner

/S/___________________     By: /S/____________________________
Witness                           Michael F. Lawler

                                            Title: Vice President of Finance
                                                   & Treasurer


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                              AGREEMENT AND CONSENT

         Zachry Construction Corporation, a Delaware corporation ("Zachry") consents to the assignment of the Engineering, Procurement and Construction Agreement between Zachry and Tenaska Georgia I, L.P., a Delaware limited partnership ("Tenaska"), dated September 15, 1999, ("EPC Agreement") as subsequently amended by a First Amendment to Engineering, Procurement and Assignment Agreement, dated October 8, 1999, between Tenaska and Zachry (reference to the EPC Agreement hereinafter to include such amendment) to Tenaska Georgia Partners, L.P., a Delaware limited partnership ("Tenaska Georgia") and the assumption by Tenaska Georgia of the EPC Agreement as set forth in the Agreement for Assignment and Assumption of EPC Agreement to Tenaska Georgia attached hereto.

         Zachry hereby releases Tenaska from any and all duties, obligations and liabilities under the EPC Agreement except that Tenaska shall (a) continue to be bound by the confidentiality provisions applicable to Owner pursuant to Article 22 of the EPC Agreement (b) remain liable to Zachry under the EPC Agreement for it's acts and omissions prior to the date of this Agreement and (c) be bound by the terms of the EPC Agreement, including all limitations on liability with respect to any rights or actions which may have accrued in favor of Tenaska prior to the date of this Agreement.

         Dated this 10th day of November, 1999.

                                            ZACHRY CONSTRUCTION CORPORATION,
                                            a Delaware corporation

/S/_________________________              By: /S/______________________________
Witness                                          Robert J. Kalt
                                                 Vice President